UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 7, 2023
3M COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota		55144-1000
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (651) 733-1110
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	MMM	New York Stock Exchange
	MMM	Chicago Stock Exchange, Inc.
0.950% Notes due 2023	MMM23	New York Stock Exchange
1.500% Notes due 2026	MMM26	New York Stock Exchange
1.750% Notes due 2030	MMM30	New York Stock Exchange
1.500% Notes due 2031	MMM31	New York Stock Exchange
Note: The common stock of the Registrant is also traded on the SIX Swiss Exchange.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.     ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 7, 2023, the Board of Directors (the “Board”) of 3M Company (the “Company”) approved amended and restated Bylaws of the Company (the “Amended and Restated Bylaws”), effective as of such date. In connection with the new Securities and Exchange Commission rules regarding universal proxy cards and a periodic review of the Bylaws by the Company, the Amended and Restated Bylaws, among other things, (a) add a requirement that a stockholder submitting a nomination notice make a representation as to whether such stockholder intends to solicit proxies in support of their nominees from the holders of at least 67% of the outstanding shares of the Company’s common stock and deliver reasonable evidence of compliance with the requirements of Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) at least five business days before the applicable meeting; (b) require a stockholder submitting a nomination or other business to provide certain additional information (such as information relating to a nominee’s independence or eligibility to serve as a director) as reasonably required by the Company within five business days of any such request; (c) incorporate a definition of beneficial ownership; and (d) require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white. The Amended and Restated Bylaws also make certain other technical and conforming revisions and clarifications.

This description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the text of the Amended and Restated Bylaws, which are attached hereto as Exhibit 3(ii) and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
3(ii)	Amended and Restated Bylaws of 3M Company
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

By:	/s/ Michael M. Dai

Michael M. Dai
Vice President, Associate General Counsel & Secretary
Dated: February 8, 2023